Supplement to the currently effective Statement of Additional Information for the following funds:

Scudder Emerging Markets Growth Fund
Scudder Health Care Fund
Scudder Pacific Opportunities Fund

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The following replaces related disclosure in the "Investment Restrictions"
section of each fund's currently effective SAI:

The Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.



               Please Retain This Supplement for Future Reference


July 12, 2004